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                                                                   Exhibit 23.03




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-24867, 333-45701 and 333-65027) of MERANT plc of our report dated June 17, 1998 relating to the financial statements of Intersolv, Inc., which appears in this Form 20-F.





PricewaterhouseCoopers LLP

McLean, Virginia
October 31, 2000